EXHIBIT 31.1

                                  CERTIFICATION

I, David Lieberman, certify the following:

      1. I have reviewed this quarterly report on Form 10-QSB/A of Advanced Plant Pharmaceuticals, Inc.;

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

      3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Advanced Plant Pharmaceuticals, Inc. as of, and for, the periods presented in this report;

      4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Advanced Plant Pharmaceuticals, Inc. and I have done the following:

            a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to Advanced Plant Pharmaceuticals, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

            b. designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

            c. evaluated the effectiveness of Advanced Plant Pharmaceuticals, Inc.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

            d. disclosed in this report any change in Advanced Plant Pharmaceuticals, Inc.'s internal control over financial reporting that occurred during Advanced Plant Pharmaceuticals, Inc.'s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Advanced Plant Pharmaceuticals, Inc.'s internal control over financial reporting; and

      5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to Advanced Plant Pharmaceuticals, Inc.'s auditors and the audit committee of Advanced Plant Pharmaceuticals, Inc.'s board of directors:

            a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Advanced Plant Pharmaceuticals, Inc.'s ability to record, process, summarize and report financial information; and

            b. Any fraud, whether or not material, that involves management or other employees who have a significant role in Advanced Plant Pharmaceuticals, Inc.'s internal control over financial reporting.


January 9, 2007                         /s/ David Lieberman
                                        ----------------------------------------
                                        David Lieberman
                                        President, Chief Executive Officer and
                                        Chief Financial Officer
                                        (Principal Executive, Financial and
                                        Accounting Officer)